TIFF INVESTMENT PROGRAM, INC. (“TIP”)

Supplement Dated MARCH 31, 2014

to the Prospectus Dated April 30, 2013

This supplement provides new and additional information, and replaces any previous supplements, to the prospectus dated April 30, 2013. You can find TIP’s prospectus and statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

On March 26, 2014, the Board of Directors of TIP (the “Board”) approved an amended and restated fee schedule with existing TIFF Multi-Asset Fund (“Multi-Asset Fund”) money manager, Marathon Asset Management LLP (“Marathon-London”), effective April 1, 2014.

Previously, on September 10, 2013, the Board approved certain new and amended money manager agreements for Multi-Asset Fund. On such date, the Board approved a money manager agreement with new Multi-Asset Fund money manager, Glenhill Capital Advisors, LLC (“Glenhill”), effective on October 1, 2013. In addition, the Board approved an amended and restated money manager agreement with Marathon-London, and an amended and restated fee schedule with existing money manager, OVS Capital Management LLP (“OVS”), each of which became effective on October 1, 2013. The Board also approved an amended and restated fee schedule with existing money manager, Southeastern Asset Management, Inc. (“Southeastern”), with effect from July 1, 2013. Lastly, the Board approved a money manager agreement with Amundi Smith Breeden, LLC (“Amundi Smith Breeden”) in connection with a change of control of the former Smith Breeden Associates, Inc. (“Smith Breeden”) as a result of its acquisition by Amundi Asset Management. All references in this prospectus to Smith Breeden shall now be references to Amundi Smith Breeden.

Effective as of October 31, 2013, Wellington Management Company, LLP ceased managing assets for Multi-Asset Fund. On March 24, 2014, OVS provided notice of its intent to terminate its money manager agreement with Multi-Asset Fund following a decision by its principals to wind down the firm. OVS has begun liquidating the portfolio that it managed for Multi-Asset Fund, which liquidation is expected to be completed as of or shortly after the date of this supplement, at which time its money manager agreement with Multi-Asset Fund will terminate.

The following replaces the information under the heading “Portfolio Management” on page 6 of the prospectus:

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Laurence Lebowitz	Chief Investment Officer	2010

	Trevor Graham	Managing Director	2013

	John Thorndike	Managing Director and Deputy Chief Investment Officer, Marketable Investments	2007

The following paragraph is added to the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 12 of the prospectus, after the description of Brookfield Investment Management Inc. and before the description of Lansdowne Partners Limited Partnership:

Glenhill Capital Advisors, LLC seeks to identify and evaluate high quality companies that are cyclically depressed and to isolate those with the greatest potential for long-term risk adjusted returns. Glenhill focuses on small- and mid-cap equities, primarily those publicly traded in the United States and, to a limited extent, Western Europe. Glenhill’s investment decisions take into consideration its view of macroeconomic conditions and industry trends, and are based on fundamental analysis of a security’s relative value.

The following paragraph replaces the paragraph regarding Marathon Asset Management, LLP in the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 12 of the prospectus:

Marathon Asset Management, LLP (Marathon-London) manages two separate investment mandates for Multi-Asset Fund. The first mandate is an emerging markets equity mandate (“emerging markets mandate”) and the second mandate focuses primarily on non-US developed markets (“EAFE mandate”). With respect to both mandates, Marathon-London identifies stocks principally on the basis of capital cycle analysis of the industry in which a company operates and on an assessment of the quality of company management. The capital cycle philosophy is based on the premise that the prospect of high return on investment should attract excessive capital, and therefore increase competition, and vice versa. As a result of this philosophy, Marathon-London seeks to invest in companies operating in industries where low return on investment has repelled capital and, therefore, where competition is declining. Marathon-London may also invest in higher-returning companies where, in its judgment, barriers to entry limit new inflows of capital and competition. Marathon-London also looks for companies whose management demonstrates an ability to respond appropriately to the forces of the capital cycle and is incentivized accordingly. This approach is based on fundamental research and numerous meetings with company management, and is expected to result in low portfolio turnover and long average-stock-holding periods.

The following paragraph replaces the paragraph regarding Mission Value Partners, LLC in the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 12 of the prospectus:

Mission Value Partners, LLC manages a concentrated global equity portfolio consisting primarily of Japan-related public equities that are believed to be undervalued or out-of-favor at the time of purchase but offer growth opportunities over the long-term. The manager tends to favor companies that return significant capital to shareholders through dividends and share repurchases, or that are beneficiaries of industry consolidation. The manager selects investments based on a company’s business, people, and price using fundamental valuation measures supported by the manager’s qualitative research.

The following information is added to or replaces similar information in the Biographies of Board Members and Principal Officers section entitled “Biographies of TIP Board Members” on page 18 of the prospectus:

Amy B. Coleman is Vice President and Chief Financial Officer of The Kresge Foundation in Troy, Michigan, where she is responsible for formulating the foundation’s financial policy and plans and for providing overall direction for the accounting, tax, insurance, budget, and treasury functions. Previously, she was a Senior Auditor for Price Waterhouse. She is a board member of the Foundation Financial Officers Group, the Council of Michigan Foundations, and the Mt. Clemens Montessori Academy. She also serves as a member of the Detroit Riverfront Conservancy Audit Committee.

William F. McCalpin is Chief Executive Officer of Imprint Capital Advisors, LLC, an investment firm focused on generating measurable social and environmental impact, alongside financial return. He was formerly the Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (“RBF”), where he was responsible for finance, investment management, information technology, communications, and grants administration. Prior to joining RBF, Mr. McCalpin was director of investments related to programs at the John D. and Catherine T. MacArthur Foundation in Chicago. Mr. McCalpin was a founding director of TIFF. He is Chair of the Board of Trustees of the Janus Funds, serves as a director of the F.B. Heron Foundation, and is Managing Director of Holos Consulting LLC. Mr. McCalpin currently serves as Chair of the TIP Board.

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The address of TIFF Advisory Services, Inc. on pages 19 and 24 of the prospectus is changed to the following:

TIFF Advisory Services, Inc., 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087.

The following information replaces similar disclosures in the Money Managers section entitled “Performance-Based Fees” on page 21 of the prospectus:

Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. In some cases, these arrangements specify a minimum fee (floor) and a maximum fee (cap), each expressed as a percentage of assets, and a fee formula that embodies the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The performance-based fee arrangement with respect to certain assets managed by five money managers does not embody the concept of a fulcrum fee. For these managers, the performance-based fee is generally a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark or the recovery of prior year losses, if any. Total returns are computed over rolling time periods of varying lengths. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

The following paragraph replaces the paragraph regarding Brookfield Investment Management Inc. in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 21 of the prospectus:

Brookfield Investment Management Inc. (71 South Wacker Drive, Suite 3400, Chicago, IL 60606) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee of 150 basis points. The portfolio must earn 500 basis points over the return of a benchmark, measured over rolling 12-month periods, in order for the manager to earn the fulcrum fee. Effective January 1, 2013, the benchmark for purposes of determining excess return is the total return of the FTSE EPRA/NAREIT Developed Index (the ‘‘FTSE Index’’). For periods prior to January 1, 2013, the benchmark was the MSCI US REIT Index (the ‘‘MSCI Index’’). For a transitional period of 12 months after January 1, 2013, excess return will be calculated by comparing the actual return of the Multi-Asset Fund portfolio managed by Brookfield against the total return of the FTSE Index for each month in the rolling 12-month period commencing on or after January 1, 2013, and against that of the MSCI Index for each month in the rolling 12-month period ending on or before December 31, 2012. For all rolling 12-month measurement periods after the transitional period, the benchmark for determining excess return will be the FTSE Index. Jason S. Baine (Managing Director, Global Portfolio Manager) has been a portfolio manager with Brookfield (or its predecessors) since 2001. Bernhard Krieg (CFA, Managing Director, Global Portfolio Manager) has been employed by Brookfield (or its predecessors) since 2006.

The following paragraph is added to the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 22 of the prospectus, after the description of Brookfield Investment Management Inc. and before the description of Lansdowne Partners Limited Partnership:

Glenhill Capital Advisors, LLC (600 Fifth Avenue, 11th Floor, New York, NY 10020) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.75% per year if “TIFF assets” are less than $150 million, 0.65% per year if “TIFF assets” are between $150 million and $300 million, or 0.55% per year if “TIFF assets” exceed $300 million. For purposes of this calculation, “TIFF assets” means the Multi-Asset Fund assets plus the assets of any other funds advised by TIFF Advisory Services or its affiliates that are managed by Glenhill Capital Advisors. For the performance fee, Glenhill Capital will receive 15% of the amount by which the performance of its Multi-Asset Fund portfolio exceeds the performance of the Russell 3000 Total Return Index, subject to a high water mark. Glenn Krevlin (Founder and Senior Portfolio Manager) founded Glenhill in 2000. Glenhill has managed assets for the fund since October 2013.

The following paragraph replaces the paragraph regarding Marathon Asset Management, LLP in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 22 of the prospectus:

Marathon Asset Management, LLP (Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA) is compensated in part based on assets and in part based on performance. The fee formula for the emerging markets mandate entails an asset-based fee of 0.35% per year, payable monthly, and a performance fee, payable annually. The performance fee with respect to the emerging markets mandate provides that Marathon-London will receive 20% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI Emerging Markets Index, measured over rolling thirty-six (36) month periods, multiplied by the average daily net asset value of the assets over the same thirty-six (36) month period, subject to a high water mark. The fee formula for the EAFE mandate entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI Europe, Australasia, Far East (EAFE) Index in order for Marathon-London to receive the fulcrum fee. Neil Ostrer (Director) has been a portfolio manager with Marathon-London since 1986 and is responsible for investments in Europe; William Arah (Director) has been a portfolio manager with Marathon-London since 1987 and is responsible for investments in Japan; and Michael Godfrey (Portfolio Manager) is responsible for investments in Asia ex-Japan and the emerging markets and has been a portfolio manager with Marathon-London since 2012, prior to which he managed assets for M&G Investments since 2004. Mr. Arah and Mr. Ostrer are jointly responsible for determining the overall geographical allocation of the portfolios.

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The address of Mission Value Partners, LLC on page 22 of the prospectus is changed to the following:

Mission Value Partners, LLC (793 Broadway, Sonoma, CA 95476).

The following paragraph replaces the third paragraph describing Mission Value Partners, LLC in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 22 of the prospectus:

Andrew McDermott (President) founded Mission Value Partners in 2010. Prior to founding Mission Value Partners, he was a senior investment professional at Southeastern Asset Management, Inc. and co-managed the Longleaf Partners International Fund offered by Southeastern Asset Management for approximately eleven years.

The following paragraph replaces the paragraph regarding Mondrian Investment Partners Limited in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 22 of the prospectus:

Mondrian Investment Partners Limited (Fifth Floor, 10 Gresham Street, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.425% per year on the first $50 million of its portfolio, and 0.30% per year on amounts above $50 million, subject to a minimum account size of $50 million or fees equivalent thereto. Clive Gillmore (Chief Executive Officer and Chief Investment Officer, Global Equities) has been a portfolio manager with Mondrian since 1990. Brendan Baker (Senior Portfolio Manager, Global Equities) has been a portfolio manager with Mondrian since 2001. Jonathan Spread (Portfolio Manager, Global Equities) has been a portfolio manager with Mondrian since 2005.

The following paragraph replaces the paragraph regarding OVS Capital Management LLP in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 23 of the prospectus:

OVS Capital Management LLP (27 Knightsbridge, London, England SW1X 7LY) is compensated in part based on assets and in part based on performance. For purposes of calculating the fee payable, the portfolio is divided into sub-accounts, each of which has its own fee formula. The assets originally allocated to the manager in 2012 comprise Sub-Account I and the second $100 million (at cost) allocated to the manager comprises Sub-Account II. Sub-Account I’s fee formula entails an asset-based fee of 1.5% per year on all assets comprising Sub-Account I, payable monthly, and a performance fee, payable annually. The Sub-Account I performance fee is 15% of the amount by which Sub-Account I appreciates annually over a specified hurdle, provided that the dollar amount of prior year losses, if any, has been recovered. Sub-Account II’s fee formula entails a floating asset-based fee with a floor of 0% and a cap of 1.50% per year on all assets comprising Sub-Account II, payable monthly, and a performance fee, payable annually. The Sub-Account II performance fee is 15% of the amount by which Sub-Account II appreciates annually over a specified hurdle, provided that the dollar amount of prior year losses, if any, has been recovered. The specified hurdle is the US dollar amount that would be earned by hypothetically investing in a 1-month US Treasury Bill, where such US Treasury Bill is rolled on a monthly basis. Sam Morland (Principal and Chief Investment Officer) founded OVS Capital Management in 2010. Prior to founding OVS Capital Management, he was Portfolio Manager and Partner of HBK Investments and Chief Executive Officer of HBK Europe. OVS Capital Management began managing the portfolio for Multi-Asset Fund in January 2012.

The following paragraph replaces the paragraph regarding Southeastern Asset Management, Inc. in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 23 of the prospectus:

Southeastern Asset Management, Inc. (6410 Poplar Avenue, Suite 900, Memphis, TN 38119) is compensated based on assets. If the value of the portfolio is $100 million or less, the manager receives 1.00% per year on the first $50 million of the portfolio and 0.875% per year on the next $50 million. If the value of the portfolio exceeds $100 million, the manager receives 0.750% per year on all assets comprising the portfolio, provided that the fee rate will not change if, after surpassing $100 million, the value of the portfolio falls below $100 million solely as a result of market movements or investment performance. O. Mason Hawkins, CFA (Chairman and Chief Executive Officer), and G. Staley Cates, CFA (President and Chief Investment Officer), head the investment team responsible for

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making investment decisions for the portfolio. Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern.

The following paragraph replaces the paragraph regarding TIFF Advisory Services, Inc. in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus:

TIFF Advisory Services, Inc. (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on Multi-Asset Fund’s average daily net assets. Effective June 1, 2011, the manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion. Laurence Lebowitz (Chief Investment Officer, TIP, and President and Chief Investment Officer, TAS) joined TAS in 2010. Prior to joining TAS, Mr. Lebowitz spent 17 years at HBK Capital Management in a series of portfolio management roles and ultimately as chairman of the firm. Trevor Graham (Managing Director) joined TAS in 2012 and prior to that he was a managing director in the Office of Investments at New York-Presbyterian Hospital from 2008 to 2012. Previous to that, he was an investment officer at the Museum of Modern Art in New York. John Thorndike (Managing Director and Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Lebowitz, Mr. Graham, and Mr. Thorndike consult regularly with Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

The address of The Investment Fund for Foundations on page 35 of the prospectus is changed to the following:

Office Locations
Metro Boston, MA (Cambridge)
Metro Philadelphia, PA (Radnor)
London, UK

Mailing Address
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087

Please retain this supplement with your records.

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